ULTRA VARIABLE LIFE ULTRA-ACCESS VARIABLE ANNUITY ULTRANNUITY SERIES V VARIABLE ANNUITY ULTRA-REWARDS VARIABLE ANNUITY ULTRA-SELECT SERIES L VARIABLE ANNUITY

Prospectus Supplement Dated September 13, 2010

Important Information about
Van Kampen Universal Institutional Funds

Effective June 1, 2010, the names of the following subaccounts were changed. All references to the former names in the Prospectus dated May 1, 2010 are hereby changed to reflect the new names effective June 1, 2010:

Former Name	New Name
Van Kampen UIF Core Plus Fixed Income	Morgan Stanley UIF Core Plus Fixed Income
Van Kampen UIF Emerging Markets Equity	Morgan Stanley UIF Emerging Markets Equity

Investors should retain this supplement for future reference.

UNITED OF OMAHA LIFE INSURANCE COMPANY, Variable Product Services Mailing Address: P.O. Box 750497, Topeka, Kansas 66675-0497 1-800-238-9354